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                SECURITIES AND EXCHANGE COMMISSION

                     Washington, D.C., 20549

                             Form 8-K

                          CURRENT REPORT

             Pursuant to Section 13 or 15(d) of the
                 Securities Exchange Act of 1934


Date of Report (date of earliest event reported): November 20, 1996



                       BHC Financial, Inc.
      (Exact name of registrant as specified in its charter)


          Delaware                 0-20185        23-2264646
          (State or other          (Commission         (I.R.S. Employer
           jurisdiction of          File Number)  ( Identification No.)
           incorporation)


          One Commerce Square
          2005 Market Street
          Philadelphia, Pennsylvania                   19103-3212

          (Address of principal executive offices)          (Zip code)


          Registrant's telephone number, including area code:    215-636-3000


                                                           Not Applicable
  (Former name or former address, if changed since last report)


     This document contains three (3) pages.






















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Item 5.   Other Events


          The Company has entered into a written agreement with Citicorp Investment Services, Inc. ("CIS"), the Company's largest Client, to continue its
clearing relationship with BHC Securities, Inc. through June 30, 1998.    This
agreement serves to rescind the unofficial oral notice given to the Company by CIS of its intent to internalize its securities processing function through an affiliate and consequently the Company no longer anticipates that the Clearing Agreement with CIS will terminate in the fourth quarter of 1996. This item had
been previously reported on Form 8-K dated March 13, 1996.     The Clearing
Agreement may be terminated, however, at any time prior to June 30, 1998 upon six months prior written notice.






























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                            SIGNATURE



     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.







                                   BHC Financial, Inc.



Date:     December 3, 1996                   By:______________________________
                                        Lawrence E. Donato
                                        Senior Vice President and CFO